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                         FIRST EAGLE SOGEN FUNDS, INC.

                         FIRST EAGLE SOGEN GLOBAL FUND
                        FIRST EAGLE SOGEN OVERSEAS FUND
                          FIRST EAGLE SOGEN GOLD FUND
                          FIRST EAGLE SOGEN MONEY FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED FEBRUARY 6, 2001
                       TO PROSPECTUS DATED JUNE 5, 2000,
                                  RELATING TO
                         FIRST EAGLE SOGEN MONEY FUND.

THE LAST SENTENCE ON P. 19 IN THE PROSPECTUS UNDER 'THE FUND'S FEES AND EXPENSES' IS AMENDED BY INSERTING THE WORD 'MONEY' BEFORE THE WORD 'FUND' IN THE SECOND AND FOURTH LINES THEREOF AND DELETING THE REFERENCE TO OCTOBER 31, 2000 AT THE END OF THE TEXT THEREOF AND REPLACING IT WITH APRIL 30, 2001 SO THAT THE RELEVANT PORTION OF THE SENTENCE READS AS FOLLOWS:

*...the Investment Adviser has voluntarily agreed to limit the total expenses of the Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Money Fund's average net assets until April 30, 2001.